                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) March 1, 2001

                               USA EDUCATION, INC.
                               -------------------
             (Exact name of registrant as specified in its charter)

   DELAWARE                    File No. 001-13251                 52-2013874

(State or other             (Commission File Number)            (IRS Employer
jurisdiction of                                                 Identification
incorporation)                                                      Number)


             11600 SALLIE MAE DRIVE, RESTON, VIRGINIA       20153
         ------------------------------------------------------------
             (Address of principal executive offices)    (zip code)


       Registrant's telephone number, including area code: (703) 810-3000
                                                           --------------


                                 NOT APPLICABLE
              ----------------------------------------------------
          (former name or former address, if changed since last report)

ITEM 5.    OTHER EVENTS

         On March 1, 2001, Lumina Foundation for Education, Inc. consummated the sale of 7,241,513 shares of USA Education, Inc. common stock, par value $0.20 per share.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         (a)      Financial Statements of Businesses Acquired:

                  Not applicable.

         (b)      Pro Form Financial Information:

                  Not applicable.

         (c)      Exhibits:

                  1.1 Underwriting agreement, dated February 23, 2001, between USA Education, Inc., Goldman, Sachs & Co. and Lumina Foundation for Education, Inc.

                  1.4 Pricing agreement, dated February 26, 2001, between USA Education, Inc., Goldman, Sachs & Co. and Lumina Foundation for Education, Inc.

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     USA Education, INC.



                                          By: /s/ JOHN F. REMONDI
                                             -----------------------------------
                                          Name:   John F. Remondi
                                          Title:  Executive Vice President &
                                          Chief   Financial Officer


Dated:  March 5, 2001

                               USA Education, INC.

                                    Form 8-K

                                 CURRENT REPORT

                                  EXHIBIT INDEX

EXHIBIT NO.       DESCRIPTION
1.1               Underwriting agreement, dated February 22, 2001, between USA Education, Inc.,
                  Goldman,  Sachs & Co. and Lumina Foundation for Education, Inc.

1.4               Pricing agreement, dated February 22, 2001, between USA Education, Inc.,
                  Goldman, Sachs & Co. and Lumina Foundation for Education, Inc.






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